Vessels, Net	12 Months Ended
Dec. 31, 2016
Vessels, Net [Abstract]
Vessels, Net
6.	Vessels, Net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31, 2016	December 31, 2015
Cost:
Beginning balance	201,684	-
- Additions	40,778	201,684
Ending balance	242,462	201,684

Accumulated depreciation:
Beginning balance	(1,844)	-
- Additions	(8,509)	(1,844)
Ending balance	(10,353)	(1,844)

Net book value	232,109	199,840

All vessels are mortgaged to secured loans (Notes 3 and 7).

On September 26, 2016, the Company entered into separate agreements with an unaffiliated third party for the purchase of two second hand Capesize vessels for a gross purchase price of $20,750 per vessel. On November 30, 2016, the Company acquired the first of the two vessels, the 2010 Capesize, 178,838 DWT vessel M/V Lordship. The vessel is being chartered by Oldendorff Carriers GMBH & CiE under her previous ownership for a period of 11 to 13 months at an index-linked rate plus 6% and is expected to be redelivered to the Company between May 2017 and July 2017. On December 13, 2016, the Company acquired the second of the two vessels, the 2010 Capesize, 178,978 DWT vessel M/V Knightship. The vessels were financed through the loan facility with Northern Shipping Fund III LP, or NSF (Note 7), through the loan facility with Jelco (Note 3) and by cash on hand.